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                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                 [ ] Confidential, for Use of
[ ]  Definitive Proxy Statement                      the Commission Only
[X]  Definitive Additional Materials                 (as permitted by
[ ]  Soliciting Material Pursuant to                 Rule 14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12


                       U.S. DIGITAL COMMUNICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                       U.S. Digital Communications, Inc.
                         2 Wisconsin Circle, Suite 700
                             Chevy Chase, MD 20815
                                 (301) 961-1540
                  ___________________________________________


            NOTICE OF CONTINUATION OF ANNUAL MEETING/SPECIAL MEETING
                                OF STOCKHOLDERS
                           to be held on May 27, 1999


To The Stockholders of
U.S. Digital Communications Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Digital Communications Inc., a Nevada corporation (the "Company"), has been adjourned from May 6, 1999 and continued to, and a Special Meeting of Stockholders has been called for, May 27, 1999 at 10 a.m. EDT at the offices of the Company, 2 Wisconsin Circle, Suite 700, Chevy Chase, MD 20815 (the "Meeting"). The Company is holding the Meeting for the purpose of receiving additional votes and to allow for the modification of any vote previously made, on the following matters considered at the May 6, 1999 Meeting:

       (i) To elect seven nominees to the Board of Directors to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

      (ii) To approve the 1998 Stock Option, Deferred Stock and Restricted Stock Plan; and

     (iii) To ratify the appointment of independent auditors for the fiscal year ending December 31, 1999.

     Stockholders may modify or rescind any proxy previously submitted, at or prior to the Meeting.

     Holders of record of the Company's $0.01 par value Common Stock (the "Common Stock") at the close of business on April 9, 1999 will be entitled to vote at the Meeting or any adjournments or postponements thereof. All stockholders are cordially invited to attend the Meeting in person.

                              By order of the Board of Directors,
                              /s/
                              Edward Kopf
                              Executive Vice President and Secretary

Chevy Chase, Maryland
May 13, 1999